Exhibit 10.23

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [****].

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Confidential

FIRST AMENDMENT TO AMENDED AND RESTATED

INTERACTIVE MARKETING AGREEMENT

This First Amendment to Amended and Restated Interactive Marketing Agreement (this “First Amendment”), dated as of December 15, 2003 (the “First Amendment Effective Date”), is between AMERICA ONLINE, INC. (“AOL”), a Delaware corporation, with offices at 22000 AOL Way, Dulles, Virginia 20166, and GOOGLE INC. (“Google”), a Delaware corporation, successor-in-interest to Google Inc., a California corporation, with offices at 2400 Bayshore Parkway, Mountain View, California 94043.

INTRODUCTION

The Parties hereto wish to amend that certain Amended and Restated Interactive Marketing Agreement entered into by them as of October 1, 2003 (such agreement as may have been amended previously, the “Existing Agreement,” and as amended by this First Amendment, the “Agreement”), to the extent set forth herein. Capitalized terms not defined in this First Amendment (which includes the additional definitions provided in the First Amendment Exhibit A) shall have the meanings set forth in the Existing Agreement.

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby amend the Existing Agreement as follows:

1.        Display of Content Targeted Advertisements. Google and AOL hereby agree to run Content Targeted Advertisements on the AOL Network on the terms set forth in this First Amendment, including without limitation the terms of the First Amendment Exhibit B hereto, which shall describe the mechanism to implement the Content Targeted Advertising Service and the general processes under which Content Targeted Advertisements shall be provided. Attached to this First Amendment as the First Amendment Exhibit C is a list of areas in which AOL initially expects to run the Content Targeted Advertisements (the “Initial Expected Carriage Plan”), which shall not include any categories of products or services under which AOL has a contractual arrangement with any third party for the exclusive display of such third party’s advertisements on the AOL Network. For the avoidance of doubt, the “investment section” of carriage plan shall not apply. All elements of the appearance (e.g., “look and feel”, font size, colors, etc.) of the Content Targeted Advertisements shall be subject to the mutual agreement of the Parties, provided, however, that in no event shall AOL change, modify or reorganize any text or Content of the Content Targeted Advertisements. Except for the Content Targeted Advertisements, as between AOL and Google, AOL shall be responsible for all other Content on the pages on which Content .Targeted Advertisements are displayed. Notwithstanding the Initial Expected Carriage Plan (or Subsequent Carriage Plan(s)): (i) AOL is not guaranteeing any minimum amount of promotion or number of impressions, and, (ii) AOL will have the right to reject, discontinue or suspend any portion (or all) of the Content Targeted Advertisements at any time. The Parties may mutually agree to run Content Targeted Advertisements in other areas of the AOL Network through a Subsequent Carriage Plan. As used herein, each “Subsequent Carriage Plan” will be a written agreement (e.g., substantially similar in form to the Initial Expected Carriage Plan in First Amendment Exhibit C) which shall not be effective until executed by both Parties. AOL may from time to time offer to Google a proposed Subsequent Carriage Plan, and AOL will work in good faith with Google to finalize any promotions under such proposed Subsequent Carriage Plan and to identify any promotional limitations as described in Section 3(c) of this First Amendment applicable to such promotions. For each finalized Subsequent Carriage Plan, Google will deliver Content Targeted Advertisements for those promotions described in a Subsequent Carriage Plan, in compliance with any promotional limitation pursuant to Section 3(c) of this First Amendment) on the target flight start date(s) described in such Subsequent Carriage Plan(s).

2.        Payment. Google shall pay AOL [****] of all Gross Content Targeting Revenues generated during the First Amendment Term (“AOL Content Targeting Share”).

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Google shall pay all of the foregoing amounts on a monthly basis within thirty (30) days following the end of the calendar month in which the applicable Gross Content Targeting Revenues were generated.

3.        Application of Relevant Terms and Conditions to Content Targeted Advertisements. In addition to Section 1 and 2 of this First Amendment, except as expressly provided for in this First Amendment, all terms and conditions of the Existing Agreement applicable to each Party for providing and displaying the Sponsored Links, Matched Results, Google Advertising Results, and implementing the Google Sponsored Advertising Service shall apply to the Content Targeted Advertisements and the Content Targeted Advertising Service under this First Amendment.

Solely for purposes of this First Amendment, Sections 1, 2.1, 2.1.1, 2.1.2, 2.3, 3.1, 3.5, 4, 5.1, 5.2, 5.3, 6.1, 6.2, 6.9, 11, Exhibits B, G, H and Section 1 (Google Ads Protocol) and Section 2 (Protocol Implementation Process) of Schedule 2.1 of the Existing Agreement shall not apply.

Solely for purposes of this First Amendment, the following provisions of the Existing Agreement will apply, as amended below:

(a)        Section 2.1.3 (Required Characteristics); provided, however, that solely for purposes of fulfilling AOL’s Required Characteristics obligation with respect to the Content Targeted Advertising Services: (i) AOL shall be required to include attribution (the format, “look and feel” of such attribution to be determined in AOL’s sole discretion) that clearly indicates that the Content Targeted Advertisements are advertisements; and, (ii) for any “iframe” implementations of the Google Content Targeted Service as set forth in the First Amendment Exhibit B, [****]; provided that if the Parties agree in writing to implement the Content Targeted Advertising Services using technology other than iframe pursuant to the First Amendment Exhibit B, the Parties will separately mutually agree to the mechanics of such alternative implementation, as well as, determine the number of ad locations and/or Content Targeted Advertisements to be displayed on each page with any such alternative implementation.

(b)        Section 2.5 (Speed); provided, however, that Google shall ensure that (i) with regards to Server Latency at least [****] of the Content Targeted Advertisements are fully queried, matched, and processed (“Processed”) within [****] from when Google’s ad system receives a valid request for Content Targeted Advertisements from an AOL User (the “Initial Request”), (ii) the average Server Latency over a [****] for all Content Targeted Advertisements is less than [****], and (iii) Network Latency will not exceed an average of [****] over any [****] (excluding any Network Outages). “Server Latency” is measured as the time period between (1) when Google’s ad system receives a valid request for Content Targeted Advertisements from an AOL User pursuant to the method described in this First Amendment (“Ad Request”) and (2) when Google’s ad system has processed such Ad Request. Server Latency does not include any time associated with transmission of the Ad Request from an AOL User to Google’s ad system or transmission of the applicable Content Targeted Advertisements from Google’s ad system to AOL Users. “Network Latency” is measured as the round-trip time of an ICMP ping packet between an AOL User’s transmission point located in the U.S. for sending an Ad Request to Google and Google’s U.S. data center handling such Ad Requests. For purposes of the Agreement, an AOL User’s transmission point shall mean a backbone router belonging to the AOL User’s ISP data center. “Network Outage” is any outage caused by any third party network connectivity and software that are outside Google’s direct control. If Google fails to Process any single Content Targeted Advertisement within [****] following the Initial Request, then in addition to any other remedies available to AOL under the Agreement, Google shall display advertisements provided to Google by AOL for AOL products or services (with the products or services and related Content to be determined by AOL) ( “AOL House Ad(s)”) in lieu of the applicable Content Targeted Advertisement, so long as AOL has provided such AOL House Ads

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to Google five (5) Business Days prior to the launch of the Content Targeted Advertising Service, and AOL may update such AOL House Ads, and such update shall be implemented within five (5) Business Days.

(c) Section 2.8 (Promotional Limitations) (e.g., such that Google shall not return any Content Targeted Advertisements if such advertisements would be prohibited under the First Level Filter or Second Level Filter); provided, however, that:

(i) Solely for purposes of this First Amendment, the term Search Terms (and its definition) shall not apply and shall be replaced with the term “Keywords”, as defined in this First Amendment.

(ii) Solely for purposes of this First Amendment, Google shall exclude Content Targeted Advertisements with respect to certain applicable AOL standard advertiser policies pursuant to 2.8(b)(ii)(a) of the Existing Agreement solely by filtering specific Keywords or URLs provided by AOL which correspond to such policies. Such Keywords and/or URLs shall be listed in an exhibit to the Initial Expected Carriage Plan (or to any Subsequent Carriage Plans, if applicable) that will be initially provided by AOL and updated by AOL in writing as provided in the Agreement, provided that Google shall implement such updates promptly, and in any event within five (5) Business Days from receipt of such written notice to implement such updates, except where a longer period of time has been provided for under the Existing Agreement. Google will provide notice to AOL (which may be by email) upon full implementation of any requested update.

(iii) Solely for purposes of this First Amendment, Google shall exclude Content Targeted Advertisements which promote, market, offer or distribute products or services described pursuant to Section 2.8(b)(ii)(c) of the Existing Agreement, solely in accordance with the Products and Services Categories Filters. As used herein the “Products and Services Categories Filters” are specific Keywords or URLs provided by AOL, which correspond to such products and services. Such Keywords and/or URLs shall be listed in an exhibit to the Initial Expected Carriage Plan (or to any Subsequent Carriage Plans, if applicable) that will be initially provided by AOL and updated by AOL in writing as provided in the Agreement, provided that Google shall implement such updates promptly, and in any event within five (5) Business Days from receipt of such written notice to implement such updates, except where a longer period of time has been provided for under the Existing Agreement. Google will provide notice to AOL (which may be by email) upon full implementation of any requested update

(iv) Section 2.8(d) (Relevance); provided, however, that:

(A) Solely for purposes of this First Amendment, the definition of Relevant shall be replaced with the following new definition: “Content Targeted Advertisements that are clearly and obviously reflective of the text content of the page on which such Content Targeted Advertisements are displayed”;

(B) Google shall not be deemed to be in breach of Section 2.9 by virtue of the Content Targeted Advertisements not being Relevant so long as [****].

(d) Section 2.9(b) (Rights and Remedies in the Event of Promotional Problems); provided, however, that, solely with respect to this First Amendment, Google shall remedy any Slippage of Excluded Results for the Content Targeted Advertisements that violates either the

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First Level Filter (as amended through this First Amendment) or the Second Level Filter (as amended through this First Amendment) by filtering the specific Keyword or URL associated with the Excluded Result, which is identified by AOL in writing, provided that AOL shall also provide Google in writing with the URL of the specific page on the AOL Network where such Slippage occurred (the “CTA Slippage URL”) and will use good faith efforts to provide Google with a brief description of the Content Targeting Advertisement displayed. Upon Google’s receipt of the Keyword or URL associated with the Excluded Result and the CTA Slippage URL, Google shall cure the Slippage for such Keyword or URL associated with the Excluded Result on the specific CTA Slippage URL (i.e., implement the corrective filter) [****].

(e) Section 3.2 (Operating Standards), provided, however that for purposes of this First Amendment, AOL reserves the right to review and test the Content Targeted Advertisements as served by Google from time to time to ensure such links remain compatible with the AOL Properties under which the Content Targeted Advertising Service are implemented, such AOL Properties to be mutually agreed in writing by the Parties pursuant to the Initial Expected Carriage Plan and any applicable Subsequent Carriage Plans.

(f) Section 5.6(a) and (b) (Reporting); provided, however, that for the avoidance of doubt for purposes of this First Amendment, the [****] shall only be required to include [****] breakouts and other applicable [****] as provided through Google’s then current on-line ad console for the Content Targeted Advertising Service. To the extent such on-line ad console does not provide for [****] as shown in the Initial Expected Carriage Plan and any Subsequent Carriage Plan(s) on which the Content Targeted Advertising Service is implemented, [****] shall provide [****]. Google will provide updates to the [****] (e.g., content, format) to AOL under this First Amendment to the extent that Google has such updates to its Google Content Targeted Advertising Service [****] systems generally available to any other third party.

(g) Section 5.6(e) (Reporting); provided, however, that AOL shall only be obligated to provide the information and other applicable metrics as provided through AOL’s then current standard monthly report.

(h) Section 6.3(a) (Termination for Breach); provided, however, that either Party may only terminate this First Amendment in the event of a material breach of this First Amendment by the other Party which remains uncured after [****] written notice thereof to the other Party, provided that the cure period with respect to any payment required under this First Amendment shall be [****] from the date on which such payment is due as under this First Amendment. For the avoidance of doubt, the Existing Agreement shall not be terminable as a result of any act and/or omission resulting in a material breach under this First Amendment.

(i) Section 6.8 (Effect of Termination); provided, however, that (i) the definition of “Early Termination” shall be amended for purposes of this First Amendment to mean a termination of this First Amendment prior to the final day of the First Amendment Term and (ii) upon such Early Termination, but without limiting the Parties’ other respective rights and remedies, Google shall only be obligated to pay AOL any unpaid AOL Content Targeting Share that have become due and payable prior to the Early Termination Date within [****] following the Early Termination Date. For the avoidance of doubt, except as set forth above, Section 6.8 of the Existing Agreement shall only apply to the Google Sponsored Advertising Service.

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(j) Section A of Exhibit C; provided, however, that the Parties hereby agree that Google shall make available to AOL the Content Targeted Advertising Service as follows: for any version of the Content Targeted Advertising Service implementation that the Parties agree to implement pursuant to the First Amendment Exhibit B (e.g., “iframe” version) Google will provide AOL the primary and most widely available version that Google makes available to other partners, subject to AOL’s acceptance of Updates (as described in the First Amendment Exhibit B) unless otherwise agreed by the Parties in a written Amendment to the Agreement.

(k) Section 10.1 of Exhibit E (Liability); provided, however, that amount of the Cap for purposes of this First Amendment shall be [****].

4. First Amendment Term; Termination. Unless earlier terminated as set forth in the Agreement, the term of this First Amendment will commence on the First Amendment Effective Date and continue through the six (6) month anniversary of the First Amendment Effective Date (“First Amendment Term”); provided, however, that the Parties may mutually agree in writing to extend the First Amendment Term.

5. Order of Precedence. This First Amendment is supplementary to and modifies the Existing Agreement. The terms of this First Amendment supersede provisions in the Existing Agreement only to the extent that the terms of this First Amendment and the Existing Agreement expressly conflict. However, nothing in this First Amendment shall be interpreted as invalidating the Existing Agreement, and provisions of the Existing Agreement shall continue to govern relations between the Parties insofar as they do not expressly conflict with this First Amendment. Furthermore, for the avoidance of doubt, any amendments or other changes made to any terms of the Existing Agreement under this First Amendment shall be interpreted to have full force and effect on any other relevant provisions of the Existing Agreement (including, but not limited to, Definitions, Exhibits, and Schedules related thereto), which reference or rely on such amended or changed terms.

6. Counterparts; Facsimile. This First Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This First Amendment may be executed by facsimile.

[Signature page follows.]

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IN WITNESS WHEREOF, the Parties hereto have executed this First Amendment as of the First Amendment Effective Date.

AMERICA ONLINE, INC.		GOOGLE INC.

By:	/s/ Jim Riesenbach	By:	/s/ Joan Braddi
Name:	Jim Riesenbach	Name:	Joan Braddi
Title:	SVP	Title:	VP Search Services
Date:	12/17/03	Date:	Dec. 16, 2003

LIST OF FIRST AMENDMENT EXHIBITS

First Amendment Exhibit A	Additional Defined Terns

First Amendment Exhibit B	Protocol for Google Content Targeted Advertising Service

First Amendment Exhibit C	Initial Expected Carriage Plan

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FIRST AMENDMENT EXHIBIT A

ADDITIONAL DEFINED TERMS

Content Targeted Advertisements. The advertisements delivered as part of the Content Targeted Advertising Service, including without limitation the promotions for and links to third parties which appear therein.

Content Targeted Advertising Service. The targeted advertising service operated by Google in accordance with the First Amendment Exhibit B.

Gross Content Targeting Revenues. All gross amounts generated from the Google Content Targeted Advertisements (e.g., regardless of whether generated on a CPM, cost-per-click pricing basis or other basis), without any deduction for bad debt, processing fees or any other fees.

Keyword. The specific word, term or phrase which appears within any text creative submitted by Google’s advertisers for display as a Content Targeted Advertisement and the actual text creative, and the specific URL that is part of such text creative, displayed by Google as a Content Targeted Advertisement.

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FIRST AMENDMENT EXHIBIT B

[****]

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[****]

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[****]

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FIRST AMENDMENT EXHIBIT C

[****]

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[****]

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